UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with his appointment as Chief Executive Officer of MillerCoors LLC, Gavin Hattersley resigned as the Chief Financial Officer of Molson Coors Brewing Company (the “Company”) effective on or about November 13, 2015.

On November 5, 2015, the Company announced the appointment of David Heede as Interim Chief Financial Officer (and Principal Financial Officer) effective November 16, 2015.

Mr. Heede, age 54, has served as Chief Financial Officer of Molson Coors Europe since January 2012.  Prior to this role, Mr. Heede served as Finance Director of Molson Coors Brewing Company (UK) Limited since June 2008. Compensation terms for his interim appointment have not been determined.

The Company is in the process of identifying a permanent Chief Financial Officer.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	November 6, 2015	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer and Corporate Secretary